CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Disclosure Of Contingencies [Abstract]
CONTINGENCIES

19.	CONTINGENCIES
Pengrowth has been named as a defendant in various litigation matters. The nature of these claims is usually related to settlement of normal operational issues and labour issues. The outcome of such claims against Pengrowth is not determinable at this time; however, their ultimate resolution is not expected to have a materially adverse effect on Pengrowth as a whole.